10060

                  MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
                  SECURITY AGREEMENT AND FINANCING STATEMENT

      THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT, made and entered into as of the 15th day of July, 1994, by and among BLUE VALLEY BUILDING CORP., a Kansas corporation ("Borrower"), with an address at P.O. Box 26128, Overland Park, Kansas 66225, as mortgagor, and BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA, a Missouri corporation ("Lender"), with an address at c/o Charter American Mortgage Company, 2001 Shawnee Mission Parkway, Mission Hills, Kansas 66205, as mortgagee (hereinafter, this "Mortgage").

      WITNESSETH, THAT in consideration of Lender's agreement to make a loan to Borrower in the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00) (the "Loan" and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby warrants, represents, covenants and agrees as follows:

                                    ARTICLE I
                                Granting Clauses

      Section 1.01. Grant of Real Estate Security. Borrower hereby irrevocably grants, bargains, sells, mortgages, warrants, transfers, convoys, assigns, sets over and pledges to Lender all of the following described property (the "Mortgaged Estate"):

      (a) The real property located in the City of Overland Park, County of Johnson, State of Kansas, described on Exhibit A, attached hereto and incorporated herein, and all and singular the tenements, hereditaments and appurtenances thereto, together with all right, title and interest of Borrower in all easements, rights-of-way, gores or strips of land, surface waters, ground waters, watercourses, mineral interests and subsurface rights, alleys, streets and sidewalks, whether now owned or hereafter acquired, either in law or in equity, adjacent or appurtenant to or adjoining such real property (the "Land");

      (b) Any and all buildings and improvements now or hereafter erected or located on the Land, including all fixtures, attachments, appliances, equipment, machinery and other articles attached to such buildings and improvements (the "Improvements");

      (c) All right, title and interest of Borrower in and to all tangible personal property now owned or hereafter acquired by Borrower and now or at any time hereafter located on the Land or within the Improvements and used in connection therewith, including all building materials stored on the Land, all machinery, motors, elevators, fittings, radiators, awnings, shades, screens, all plumbing, heating, lighting, ventilating, refrigerating, incinerating, air conditioning and sprinkler equipment, all furniture, furnishings, equipment and other personal property owned by Borrower and attached to or otherwise forming a part of the Land or Improvements, and used in connection with the operation of the Mortgaged Estate, and all renewals and replacements

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thereof (excluding any such property owned by a tenant of the Mortgaged Estate)
(the "Personal Property"), all of which property shall, so far as permitted by law, be deemed to form a part and parcel of the real property and for the purpose of this Mortgage to be real estate and covered by this Mortgage;

     (d) All of Borrower's interest in all existing and future accounts, contract rights, general intangibles, files, books of account, agreements, permits, licenses and certificates necessary or desirable in connection with the acquisition, ownership, leasing, operation or management of the Mortgaged Estate, whether now existing or entered into or obtained after the date hereof, including the "Leases" and "Rents" (as defined herein);

     (e) All agreements for use and occupancy of any part of the Mortgaged Estate, now existing or hereafter entered into, including any and all extensions or modifications thereto (the "Leases"), and all of the rents, royalties, security deposits, income, receipts, revenues and other sums now due or which may hereafter become due to Borrower under any Lease or arising from the use and enjoyment of any part of the Mortgaged Estate, and all rights and remedies which Borrower may have against any party under the Leases (the "Rents"); and

      (f) All the estate, interest, right, title or other claim or demand with respect to the proceeds of insurance and any and all awards made for the taking of any part of the Mortgaged Estate by the power of eminent domain, or by any proceeding or purchase in lieu thereof.

      TO HAVE AND TO HOLD the Mortgaged Estate unto Lender and its successors and assigns, forever.

      Section 1.02. Grant of Security Interest. With respect to any portion of the Mortgaged Estate which constitutes Personal Property, fixtures or other property or interests governed by the Uniform Commercial Code of the state in which the Mortgaged Estate is located (the "UCC"), this Mortgage shall constitute a security agreement between Borrower, as the debtor, and Lender, as the secured party, and Borrower hereby grants to Lender a security interest in such portion of the Mortgaged Estate. Borrower agrees to execute and deliver to Lender all financing and continuation statements and other information which are from time to time required to establish and maintain the validity and priority of the security interests herein granted. Upon the occurrence of an "Event of Default" (as defined herein), Lender shall have all of the rights and remedies of a secured party available under the UCC with respect to the property encumbered by the security interests; provided, however, Lender may, at its option, dispose of such property in accordance with Lender's rights and remedies under this Mortgage, in lieu of proceeding under the UCC. Borrower hereby appoints Lender as its attorney-in-fact to execute, deliver and file any and all required financing statements, continuation statements and other instruments as Lender may require in order to perfect and maintain the security interests granted herein.

      Section 1.03. Assignment of Leases and Rents. Borrower hereby assigns and transfers to Lender all of the Leases and Rents. The terms of such assignment are more specifically set forth in the separate Assignment of Leases and Rents dated as of the date hereof, executed by Borrower in favor of Lender and recorded simultaneously with this Mortgage, the terms of which Assignment of Leases and Rents are specifically incorporated herein by this reference.

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      Section 1.04.  Secured  Obligations.  (a) This Mortgage shall secure the following indebtedness and obligations, including all replacements, renewals, amendments, extensions, substitutions and modifications thereof:

            (1) Payment of all indebtedness and performance of all obligations and covenants of Borrower under or pursuant to (i) the Promissory Note dated as of the date hereof, executed by Borrower in favor of Lender in the aggregate principal amount of the Loan (the "Note"); (ii) this Mortgage; (iii) the Assignment of Leases and Rents; (iv) Environmental Indemnity Agreement dated as of the date hereof between Borrower and Lender (the "Environmental Indemnity"); and (v) all other "Loan Documents" (as defined herein); and

            (2) Payment of all future advances and all sums advanced by Lender to protect the Mortgaged Estate or otherwise pursuant to the terms of the Loan Documents, with interest on all of the foregoing at the "Default Rate" (as defined in the Note) from the date of Lender's advance to the date of Borrower's repayment of same.

      (b) The indebtedness and the obligations secured by this Mortgage which are described in paragraph (a) above are hereinafter referred to as the "Secured Obligations."

      (c) This Mortgage, the Note, the Assignment of Leases and Rents, the Environmental Indemnity, that certain loan commitment letter dated March 1, 1994, as amended, between Lender and Borrower, and any other writing or instrument given to evidence or secure the payment of performance of any of the Secured Obligations are hereinafter collectively referred to as the "Loan Documents."

                                   ARTICLE II
                             Payment and Performance

     Section 2.01. Payment of Secured Obligations. Borrower shall pay all sums due under the Loan Documents without offset, counterclaim or defense, as and when the same shall become due. Borrower shall fully and faithfully observe and perform all of the obligations of Borrower to be observed and performed under the Loan Documents.

     Section 2.02. Warranty of Title. Borrower warrants and represents that: (i) Borrower has good and marketable title to an indefeasible estate in fee simple in the Land and improvements; (ii) Borrower has good and marketable title to all of the rest of the Mortgaged Estate; and (iii) such title of Borrower is free and clear of any liens or encumbrances except as set forth in Exhibit B, attached hereto and incorporated herein (the "Permitted Encumbrances"). Borrower shall preserve Borrower's title and interest in the Mortgaged Estate and will forever warrant and defend the validity and priority of the lien, security interest and assignments created herein against the claims of all persons whomsoever, subject only to the Permitted Encumbrances.

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                                   ARTICLE III
                               Taxes and Insurance

      Section 3.01. Taxes. Borrower shall pay when due and before any penalty attaches or interest accrues, all general taxes, special taxes, assessments, water charges, sewer service charges, and other similar charges against or affecting the Mortgaged Estate or any property or equipment located on the Land, or which might become a lien upon the Mortgaged Estate (the "Taxes"). If any Tax may be legally paid in installments, Borrower shall have the right, at its option, to pay such Tax in installments.

      Section 3.02. Insurance. (a) Borrower shall at all times keep in full force and effect the following policies of insurance with respect to the Mortgaged Estate: (i) comprehensive general public liability insurance in an amount of not less than $1,000,000, combined single limit coverage for injury to persons and damage to property, with a deductible limit satisfactory to Lender;
(ii) standard fire and extended coverage casualty insurance, with vandalism and malicious mischief coverage and so called "all risks" or "DIC" coverage in the amount of the full insurable value of the Mortgaged Estate on a replacement cost basis (but in any event not less than the amount of the Loan); (iii) loss of rents or business interruption insurance covering all Rents for a period of one
(1) year; and (iv) such other policies of insurance as Lender may from time to time require.

            (b) All insurance policies shall: (i) be issued by a company or companies rated "A" or better by A.M. Best & Company and otherwise satisfactory to Lender; (ii) shall name Lender as an additional insured and loss payee; and (iii) shall provide a minimum of thirty (30) days' written notice to Lender prior to the expiration or any cancellation or modification of such policies. Borrower shall provide Lender with certificates evidencing all required insurance. In the event Borrower shall fail to maintain the insurance required by this section, Lender may, but shall not be so obligated, to procure such insurance as Lender shall deem necessary, and any amount so expended by Lender shall be secured by this Mortgage and be repayable by Borrower upon demand, with interest at the "Default Rate" (as defined in the Note.)

            (c) In the event of any damage or destruction to the Mortgaged Estate, Borrower shall promptly make proof of loss to the insurers, and Borrower shall not adjust or compromise any claim under such insurance without the prior written approval of Lender. All proceeds of such insurance shall be paid directly to Lender, and each insurer is hereby authorized and directed to make such payment directly to Lender. Any proceeds shall be applied first to the payment of all costs and expenses incurred by Lender in obtaining such proceeds. The balance of the proceeds, if any, may be applied at the option of the Lender fill against the Secured Obligations, without prepayment premium, or (ii) to the restoration or the repair of the Mortgaged Estate, in such order as Lender may elect, in its sole discretion. If Lender elects to apply the insurance proceeds to restoration or repair of the Mortgaged Estate, Lender shall have the right to establish requirements for the disbursement of such proceeds as may be imposed by responsible mortgagees or holders of deeds of trust for advances of proceeds of commercial construction loans in the state in which the Mortgaged Estate is located.

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

     Section 3.03. Tax and Insurance Escrow. On the first day of each calendar month, Borrower shall deposit with Lender or Lender's designated agent an amount equal to one-twelfth (1/12) of the estimated aggregate annual insurance premiums and Tax payments for the Mortgaged Estate. Such deposits shall be non-interest bearing and are hereby pledged as additional security for the Secured Obligations. Upon receipt of bills, statements or other evidence of insurance premiums or Taxes due, Lender shall pay or cause to be paid such amounts out of the funds so deposited. If at any time such funds are insufficient to pay such amounts, Borrower shall immediately deposit an amount equal to the deficiency. Lender shall not be deemed a trustee of such funds or to be obligated to expend any amount in excess of such funds under this Section. If Borrower fails to deposit sufficient sums as required, Lender may, but shall not be so obligated, advance any amounts required to make up the deficiency, which advances shall be secured by this Mortgage and be repayable by Borrower upon demand, with interest at the Default Rate.

                                   ARTICLE IV
                      Maintenance: Alterations: Inspections

      Section 4.01. Maintenance. Borrower shall: (i) maintain the Mortgaged Estate in good condition and repair, subject to ordinary wear and tear; (ii) not commit or suffer to be committed any waste of the Mortgaged Estate; (iii) comply with all laws, ordinances, regulations and restrictions now or hereafter affecting the Mortgaged Estate; and (iv) not do or permit to be done any act which would otherwise diminish the value of the Mortgaged Estate.

      Section 4.02. Alterations. Borrower shall not remove, demolish or alter any of the Improvements without the prior written approval of Lender; provided, however, that Borrower may make interior, nonstructural alterations in an amount not to exceed $1,000,000.00 in each calendar year. Borrower shall complete any construction or alteration of the Mortgaged Estate in a good and workmanlike manner.

      Section 4.03. Inspections. Lender shall have the right at any time, upon reasonable prior notice to Borrower, to enter upon the Mortgaged Estate for the purpose of inspecting the same or to exercise any of its rights and remedies under the Loan Documents.

                                    ARTICLE V
                                 Eminent Domain

      Section 5.01. Eminent Domain. If all or any part of the Mortgaged Estate is taken or damaged by the exercise of the power of eminent domain or a conveyance in lieu thereof (a "Condemnation"), or should Borrower receive any notice or other information regarding any such proceeding, Borrower shall give prompt written notice thereof to Lender. Lender may participate in Condemnation proceedings, and Borrower shall consult with Lender and its attorneys and cooperate with them in the carrying on or defense of any such proceedings. All proceeds of Condemnation awards or sales in lieu thereof, and all judgments, decrees and awards for injury or damage to the Mortgaged Estate shall be paid to Lender and shall be applied first to all costs and expenses incurred by Lender in obtaining the proceeds. The balance of the



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proceeds, if any, may be applied at the option of Lender (i) against the Secured
Obligations, without prepayment premium or (ii) to the restoration or repair of the Mortgaged Estate, in such order as Lender may elect, in its sole discretion. Lender shall not be liable or responsible for failure to collect or exercise diligence in the collection of any proceeds, judgments, decrees or awards.

                                   ARTICLE VI
                           Events Of Default: Remedies

      Section 6.01. Events of Default. Each of the following shall be an "Event of Default" under this Mortgage:

            (a) Failure of Borrower to make any payment of principal or interest or any other payment under the Note or any other sum secured under any Loan Document within ten (10) days of the date such payment shall be due and payable (calculated by including the due date);

            (b) Failure by Borrower to perform or observe any other covenant or agreement set forth in this Mortgage, and the continuance of such default for thirty (30) days after notice thereof from Lender specifying such default;

            (c) The occurrence of a default or an "Event of Default" under any Loan Document other than this Mortgage;

            (d) Any suit or proceeding shall be filed against Borrower or any guarantor of Borrower under any Loan Document which, if adversely determined, could materially impair the ability of Borrower or such guarantor to perform any of its obligations under any Loan Document, in the opinion of Lender, in its sole discretion;

            (e) Any representation, warranty or statement made by Borrower, any guarantor or other party under any Loan Document or any other affidavit or instrument executed or delivered with respect to the Loan shall be determined by Lender to be false or misleading in any material respect;

            (f) Borrower shall convey, alienate, transfer, mortgage, encumber, lease or assign ownership or control of all or any part of the Mortgaged Estate or any interest therein, whether legal or equitable, or in Borrower, in violation of Section 7.01 hereof, or Borrower shall be divested of its title or any interest in the Mortgaged Estate in any manner, whether voluntarily or involuntarily, or if there is any merger, consolidation or dissolution affecting Borrower;

            (g) Borrower (i) shall execute an assignment for the benefit of creditors or an admission in writing of Borrower's inability or failure to pay debts generally as they become due; or (ii) shall allow the levy against the Mortgaged Estate or any part thereof of any execution, attachment, sequestration or other writ or action which is not vacated or discharged within sixty (60) days after such levy; or (iii) shall allow the appointment of a

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     receiver, trustee or custodian of Borrower or the Mortgaged Estate or any part thereof which receiver, trustee or custodian is not discharged within sixty (60) days after such appointment; or (iv) shall file as a debtor a petition, case, proceeding or other action pursuant to, or voluntarily seeks the benefit or benefits of, any law granting relief to any debtor, or takes any action in furtherance thereof; or (v) shall file a petition, complaint, answer or other instrument which seeks to effect a suspension of, or which has the effect of suspending, any of the rights or powers of Lender granted under any Loan Document; or (vi) shall allow the filing of a petition, case, proceeding or other action against Borrower as a debtor under any law granting relief to a debtor, or shall seek or allow appointment of a receiver, trustee, custodian or liquidator of Borrower or of the Mortgaged Estate, or any part thereof, or of any significant portion of Borrower's other property; and (x) Borrower shall admit, acquiesce in or fail to contest diligently the allegations thereof, or (y) such petition, case, proceeding or other action shall result in the entry of an order for relief or order granting the relief sought against Borrower, or (z) such petition, case, proceeding or other action is not permanently dismissed or discharged on or before the earlier of trial thereon or sixty (60) days following the date of filing.

            (h) The occurrence of any event described in paragraph (g) above with respect to any guarantor of the Secured Obligations or any other person or entity obligated in any manner to pay or perform the Secured Obligations.

      Section 6.02. Remedies. Upon the occurrence of an Event of Default, Lender shall have the right to take any one or more of the following actions:

            (a) Declare all Secured Obligations to be due and payable, and the same shall thereupon become due and payable without any presentment, demand, protest or notice of any kind except as otherwise provided herein, and Borrower hereby waives notice of intent to accelerate the Secured Obligations;

            (b) Commence an action to foreclose this Mortgage, appoint a receiver or specifically enforce any of the covenants of this Mortgage;

            (c) Exercise any or all of the remedies available to a secured party under the UCC;

            (d) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, and without regard to the adequacy of its security, enter upon and take possession of the Mortgaged Estate or any part thereof and do any acts which it deems necessary or desirable to protect and preserve Lender's security;

            (e) Without notice to Borrower or anyone claiming under Borrower, and without regard to the value of the Mortgaged Estate, to apply to any court having jurisdiction to appoint a receiver or receivers of the Mortgaged Estate, and Borrower hereby irrevocably consents to such appointment and waives notice of any application therefore. Any such receiver or receivers shall have all of the usual powers and duties of

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      receivers in like or similar cases and all powers and duties of Lender in case of entry as provided in Section 6.05.

            (f) If Lender shall exercise its right to declare all Secured Obligations to be due and payable, then in addition to such Secured Obligations, Borrower shall pay Lender a reinvestment fee which shall be equal to ten percent (10%) of the outstanding principal balance of the Note during the first three (3) "Loan Years" (as defined in the Note) and thereafter in accordance with the prepayment charge set forth in the Note.

      Section 6.03. Remedies Not Exclusive; No Waiver. Every power or remedy given Lender by any of the Loan Documents, or to which Lender may be otherwise entitled, may be exercised without prejudice to any other power or remedy, concurrently, independently, in any order or any manner from time to time and as often as may be deemed expedient by Lender. No remedy or power is intended to be exclusive of any other remedy or power, and Lender may pursue inconsistent remedies. The acceptance by Lender of the payment or performance of any Secured Obligation after the same shall be due shall not constitute a waiver of Lender's right to the prompt payment or performance of same, or to declare a default as herein provided. The acceptance by Lender of any sum in an amount less than the sum then due shall not constitute a waiver of Borrower's obligation to pay the entire sum, and such failure shall continue to be a default by Borrower notwithstanding Lender's acceptance of such partial payment. Consent by Lender to any action or inaction of Borrower which is subject to consent or approval shall not be deemed a waiver of any other or future right of Lender to consent under this Mortgage. Nothing set forth in this Mortgage shall be construed to constitute Lender as a "mortgagee in possession" in the absence of its actual taking possession of the Mortgaged Estate pursuant to the powers granted herein.

      Section 6.04. Waivers. To the extent permitted by law, Borrower hereby agrees that it shall not at any time insist upon, plead, claim or take any benefit or advantage, in any way whatsoever, whether now or in the future, and Borrower hereby irrevocably waives, all of the following, whether the same exists under federal or state law, or otherwise at law or in equity:

            (a) Any right of redemption of any of the Mortgaged Estate after sale under this Mortgage;

            (b) All rights and claims it may have in or to any of the Mortgaged Estate as a "homestead exemption," or similar exemptions;

            (c) Any stay, extension or moratorium law which may extend the period for enforcement of this Mortgage or any period of redemption;

            (d) Any and all right to require the marshalling of assets in connection with the exercise of any of Lender's remedies under this Mortgage, it being agreed that Lender shall have the right to determine, in its sole discretion, the order in which any of the Mortgaged Estate shall be sold, or the order in which any Secured Obligations are satisfied from the proceeds of such sale;

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            (e) Any right to trial by jury in any action, proceeding or counterclaim brought by any party against any other party on any matter arising out of or in any way connected with this Mortgage or the Loan Documents, the relationship between Borrower and Lender, or Borrower's use and occupancy of the Mortgaged Estate;

            (f) Any law providing for the valuation or appraisal of all or any part of the Mortgaged Estate prior to or after any sale or sales made pursuant to this Mortgage;

            (g) Personal service of process in any action or proceeding at any time commenced to enforce this Mortgage or any of the Loan Documents, Borrower hereby agreeing that such process shall be deemed properly and adequately served if sent to Borrower as provided in Section 7.03 of this Mortgage;

            (h) All notices not herein specifically required of Borrower's default under any of the Loan Documents, or of Lender's exercise, or election to exercise, any right, option or election under this Mortgage; and

            (i) Any and all technical or procedural errors, defects and imperfections in any of the Loan Documents or any proceedings instituted by Lender under this Mortgage.

      Section 6.05. Preservation of Security. Notwithstanding the provisions of this Article VI, and in addition to any other rights or remedies of Borrower under this Mortgage, should Borrower at any time fail to make any payment or perform any obligation under any Loan Document, Lender, in its sole discretion, without obligation to do so and without notice to or demand upon Borrower, and without releasing Borrower from any Secured Obligation or waiving any of Lender's rights under the Loan Documents, may cure such default of Borrower in such manner and to such extent as Lender may deem necessary to protect the security of this Mortgage. In connection therewith, without limiting its general powers, Lender shall have and is hereby given the right, but not the obligation:

            (a)   To enter upon and take possession of the Mortgaged Estate;

            (b) To direct Borrower to terminate any management agent and employ such management agent as Lender may determine;

            (c) To make additions, alterations, repairs and improvements to the Mortgaged Estate which Lender may consider necessary or proper to keep the Mortgaged Estate in good condition and repair;

            (d) To appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Lender;

            (e) To pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt which in the judgment of Lender may effect the security of this Mortgage or be prior or superior hereto; and

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

            (f) In exercising such powers, to pay necessary expenses, including employment of counsel or other necessary or desirable consultants.

All costs and expenses incurred by Lender in connection with the exercise of the foregoing rights, including costs of evidence of title, court costs, appraisals, surveys and attorneys' fees, shall be secured by this Mortgage and be repayable by Borrower upon demand, with interest at the Default Rate.

                                   ARTICLE VII
                                General Covenants

      Section 7.01. Prohibition On Transfer. Borrower shall not, by operation of law or otherwise, sell, convey, alienate, transfer, mortgage, encumber, lease or assign ownership or control, or permit the same, of all or any part of the Mortgaged Estate or any interest therein, whether legal or equitable (including rents, issues or profits arising therefrom), or of a controlling interest in Borrower, Blue Valley BanCorp or Bank of Blue Valley (including any general or limited partnership interests, shares of stock or any other equity, beneficial or ownership interest in Borrower) without the prior written approval of Lender, in its sole discretion. Lender may withhold its approval for any reason or Lender may condition its approval upon an increase in the interest rate under the Note and/or the payment of a fee. Notwithstanding the foregoing, such approval of Lender shall not be required for any such transfer by devise or descent, or for the grant of a leasehold interest in the Mortgaged Estate of ten
(10) years or less upon then current market terms.

      Section 7.02. Compliance With Laws. Borrower shall promptly comply with all present and future federal, state and local laws, statutes and ordinances, and all covenants and restrictions of record affecting the Mortgaged Estate, including (i) the Occupational Safety and Health Act (OSHA) 29 U.S.C. ss. 651, and the Americans with Disabilities Act ("ADA) 42 U.S.C. ss. 12101. Borrower shall not initiate or acquiesce in any zoning reclassification or material change in the zoning affecting the Mortgaged Estate without the prior written approval of Lender.

      Section 7.03. Notices. All notices, approvals or communications required or permitted to be given under this Mortgage shall be in writing and shall be deemed to have been properly given and received (i) if sent by hand delivery, then upon delivery, (ii) if sent by overnight courier or U.S. Express Mail, then one (1) day after dispatch, and (iii) if mailed by registered or certified U.S. mail, postage prepaid and return receipt requested, then one (1) day after deposit in the mail. All such notices and communications shall be given (x) to Lender at its address set forth in this Mortgage, and (y) to Borrower at its address set forth in this Mortgage, Attn: Robert D. Regnier (with a copy to Buck, Bohm & Stein, 4601 College Boulevard, Suite 200, Leawood, Kansas 66211-1650), or at such other addresses as either party may designate by notice in accordance with the terms of this Section.

      Section 7.04. Legal Existence. If Borrower is a corporation, partnership or other entity, Borrower shall preserve and keep in full force and effect its legal existence and all franchises,

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rights and privileges under the laws of the state of its incorporation or formation and its standing and/or qualification to do business in the state in which the Mortgaged Estate is located.

      Section 7.05. Liens. Borrower shall not create, permit to accrue or suffer to exist upon any of the Mortgaged Estate, any security interest, judgment lien, mechanic's or materialman's lien, or any other lien, encumbrance, charge, retention or reservation of title, as security, pledge, hypothecation or assignment as security, and shall promptly pay, when the same shall become due, all claims and demands of contractors, subcontractors, mechanics, materialmen, laborers and others which claims, if unpaid, might result in or permit the creation of a lien upon the Mortgaged Estate, and Borrower shall cause any such lien to be promptly paid and discharged, whether by payment, bonding or otherwise, within thirty (30) days after the filing of same.

      Section 7.06. Financial Statements. Borrower shall deliver to Lender, with reasonable promptness (and any event within 150 days after the close of Borrower's fiscal year): (i) an income and expense statement with respect to the operation of the Mortgaged Estate for the immediately preceding fiscal year of Borrower, and (ii) a balance sheet and statement of profit and loss of Borrower for the immediately preceding fiscal year of Borrower. Each such operating and expense statement and financial statement shall be certified by the general partner or chief financial officer of Borrower, and shall be prepared in accordance with generally accepted accounting principles. Borrower shall also provide Lender with such additional information or records relating to the Mortgaged Estate or Borrower's financial condition as Lender may from time to time request. Upon request of Lender, Borrower shall furnish financial statements from major tenants under any Leases.

      Section 7.07. Successors. The terms and provisions of this Mortgage, and the rights and obligations of Borrower and Lender, shall inure to the benefit of and be binding upon Borrower and Lender and their successors and assigns.

      Section 7.08. Governing Law. This Mortgage shall be governed by and construed in accordance with the laws of the state in which the Mortgaged Estate is located.

      Section 7.09. Release of Mortgage. Upon payment and performance in full of all of the Secured Obligations, Lender shall, upon demand of Borrower but in no event later than the time prescribed by applicable law, release the Mortgaged Estate from the lien of this Mortgage and shall furnish Borrower with a properly executed and recordable instrument evidencing such release.

      Section 7.10. Estoppel Certificate. Within twenty (20) days after request by Lender, Borrower shall furnish Lender a duly acknowledged written statement, in form satisfactory to Lender, setting forth the amount of principal and interest then owing under the Note, any other charges payable under any Loan Documents, and stating whether any offsets or defenses exist to the indebtedness secured hereby.

      Section 7.11. Lender's Approval. In any instance under this Mortgage in which Lender's approval shall be required, such approval may be given or withheld by Lender in Lender's sole discretion, and shall be final and conclusive. The granting of any approval by Lender shall not be deemed a waiver of such right of approval to any future matter, and all approvals by Lender must be in writing.

      Section 7.12. Severability. If any term or provision of this Mortgage or the application thereof to any person or circumstance shall, to any extent, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof or any other circumstance or situation with respect to this Mortgage, and each remaining term and provision of this Mortgage shall be valid and be enforced to the fullest extent by law.

      Section 7.13. Limited Liability. The liability of Borrower for the repayment of the indebtedness evidenced by the Note and the performance of the Secured Obligations shall be limited to the security given by Borrower and other parties for the Note and other Secured Obligations. Notwithstanding anything to the contrary contained herein, and notwithstanding any delay by Lender in exercising any right, remedy or privilege under any Loan Document, Borrower shall be personally liable beyond its interest in the security granted to Lender to the extent of: (i) any funds received by Borrower or any other person or entity for or on account of Borrower as security deposits under any Leases; (ii) any Rents received or held by Borrower after the occurrence of an Event of Default or any Rents received by Borrower which are prepaid more than one month in advance; (iii) all condemnation awards and payments and insurance proceeds received by Borrower that have not been applied as required by the terms of the Loan Documents; (iv) the cost to repair the Mortgaged Estate as a result of a casualty not reimbursed by insurance to the extent that such insurance is required by the terms of the Loan Documents; (v) any liability, damage, cost or expense (including attorneys' fees) incurred by Lender as a result of any fraud, misrepresentation or bad faith by Borrower or any Guarantor; (vi) any liability, damage, cost or expense (including attorneys' fees) incurred by Lender under the terms of the Environmental Indemnity; (vii) any liability, damage, cost or expense (including attorneys' fees) incurred by Lender due to any waste of the Mortgaged Estate by Borrower or Borrower's representatives or tenants; and
(viii) any failure to pay delinquent Taxes. Nothing contained herein shall limit or affect Lender's rights under any guaranty or other collateral which may now or hereafter be given in connection with the Note.

                                  ARTICLE VIII
                             Environmental Indemnity

      Section 8.01. Hazardous Substances. Borrower shall not generate, store, use or dispose, or permit the generation, storage, use or disposal of, any "Hazardous Substance" (as defined in the Environmental Indemnity) on or about the Mortgaged Estate, unless: (i) the Hazardous Substance is used in minor amounts in the ordinary course of business of Borrower or tenants; (ii) the Hazardous Substance is used in full compliance with all applicable "Environmental Requirements" (as defined in the Environmental Indemnity); and
(iii) the proposed presence and use of such Hazardous Substance is specifically disclosed to Lender and has been approved in writing, in advance by Lender. Borrower shall promptly notify Lender of any violation or suspected or alleged violation of any Environmental Requirements on or about the Mortgaged Estate of which Borrower becomes aware.

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

      Section 8.02. Indemnity. Borrower shall indemnify, defend and save and hold harmless Lender from and against any and all losses, liabilities, damages, costs and expenses (including costs of remediation or cleanup, loss of property value or defects in title to the Mortgaged Estate, and the reasonable fees and disbursements of Lender's counsel) asserted against or suffered or incurred by Lender and in any way relating to or arising out of the generation, storage, manufacturing, refining, releasing, transportation, treatment, disposal or other presence of any Hazardous Substance on or about or removed from the Mortgaged Estate, which indemnity shall survive: (i) the foreclosure of this Mortgage;
(ii) any conveyance of the Mortgaged Estate in lieu of such foreclosure; (iii) the payment and performance of the Secured Obligations, (iv) the release of the lien of this Mortgage; and (v) any other transfer of Borrower's title to or interest in the Mortgaged Estate. The terms and provisions of the Environmental Indemnity are specifically incorporated into this Article VIII and made a part hereof.

      IN WITNESS WHEREOF, Borrower has caused this Mortgage to be duly executed on the day and year set forth in the acknowledgement attached hereto and to be effective as of the date first set forth above.

                                    BLUE VALLEY BUILDING CORP.,
                                    a Kansas corporation



ATTEST:           [SEAL]            By: /s/ Robert D. Regnier
                                        ---------------------
                                        Robert D. Regnier, President

By: /s/ Patricia L. Day
                  Secretary

Acknowledgment
Exhibit A: Legal Description
Exhibit B: Permitted Encumbrances

STATE OF MISSOURI )
                  ) ss.
COUNTY OF JACKSON )

      NOW, on this 15th day of July, 1994, before me, a Notary Public, appeared Robert D. Regnier, to me personally known, who being by me duly sworn did say that he is the President of Blue Valley Building Corp., a Kansas corporation, and that said instrument was signed in his capacity as President of said corporation in behalf of said corporation and said Robert D. Regnier acknowledged said instrument to be the free act and deed of said corporation.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the county and state aforesaid, the day and year lost above written.


                                    /s/ Kathryn R. Mills
                                    Notary Public

[SEAL)
My Commission Expires:                    KATHRYN L MILLS
                                          Notary Public - Notary Seal
______________________                    STATE OF MISSOURI
                                          Clay County
                                          My Commission Expires: May 24, 1997



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




                                    EXHIBIT A

                                Legal Description

Tract B, METCALF AT 119TH STREET DEVELOPMENT, a subdivision in the City of Overland Park, Johnson County, Kansas; and together with an appurtenant easement for access as defined by the Declaration of Cross Easement filed January 26, 1989 in Volume 2932 page 171, described as follows: A tract of land lying in the East 1/2 of the East 1/2 of the Northwest 1/4 of the Northeast 1/4 of Section 19, Township 13 South, Range 25 East, in the City of Overland Park, Johnson County, Kansas, and also being a part of WINDSOR SQUARE, a subdivision in the City of Overland Park, Johnson County, Kansas, more particularly described as follows: Commencing at the Northeast corner of said Northwest 1/4 of the Northeast 1/4; thence South 00 degrees 06' 10" West along the East line of said Northwest 1 /4 of the Northeast 1 /4 a distance of 60.00 feet to the Point of Beginning, said point being the Northeast corner of Lot 1, Block 1, WINDSOR SQUARE; thence continuing South 00 degrees 06' 10" West along the East line of said Northwest 1/4 of the Northeast 1/4 a distance of 455.01 feet; thence South 89 degrees 44' 08" West parallel with the North line of said Northwest 1/4 of the Northeast 1/4 a distance of 32.00 feet; thence North 00 degrees 06' 10" East parallel with the East line of said Northwest 1/4 of the Northeast 1/4 a distance of 174.91 feet; thence on a curve to the left having a radius of 15.00 feet (a chord bearing of North 45 degrees 04' 51" West, a length of 21.28 feet) a distance of 23.66 feet; thence South 89 degrees 44' 08" West parallel with the North line of said Northwest 1/4 of the Northeast 1/4 a distance of 284.00 feet; thence North 00 degrees 07' 42" East a distance of 30.00 feet; thence North 89 degrees 44' 08" East parallel with the North line of said Northwest 1/4 of the Northeast 1/4 a distance of 284.18 feet; thence on a curve to the left having a radius of 15.00 feet (a chord bearing of North 44 degrees 55' 09" East, a length of 21.15 feet) a distance of 23.47 feet; thence North 00 degrees 06' 10" East parallel with the East line of said Northwest 1/4 of the Northeast 1/4 a distance of 148.35 feet; thence North 02 degrees 16' 17" West a distance of
48.28 feet; thence North 00 degrees 06' 10" East parallel with the East line of said Northwest 1/4 of the Northeast 1/4 a distance of 11.50 feet; thence on a curve to the left having a radius of 20.00 feet (a chord bearing of North 18 degrees 17' 11 " West, a length of 12.62 feet) a distance of 12.84 feet; thence North 89 degrees 44' 08" East parallel with the North line of said Northwest 1/4 of the Northeast 1/4 a distance of 37.98 feet to the point of beginning; and also together with the appurtenant easement for access defined as the Access Easement reserved by the document filed August 25, 1992 in Volume 3684 Page 46, described as follows: All that part of the Northeast 1/4 of the Northeast 1/4 of
Section 19, Township 13, Range 25, in the City of Overland Park, Johnson County, Kansas, more particularly described as follows: Beginning at the Northwest corner of the Northeast 1/4 of the Northeast 1/4 of said Section 19; thence South 01 degrees 57' 41" East along the West line of the Northeast 1/4 of the Northeast 1/4 of said Section 19, a distance of 310 feet; thence North 88 degrees 02' 19" East, along a line perpendicular to the West line of the Northeast 1/4 of the Northeast 1/4 of said Section 19, a distance of 35 feet; thence North 01 degree 57' 41 " West, along a line 35 feet East of and parallel to the West line of the Northeast 1/4 of the Northeast 1/4 of said Section 19, a distance of 310.22 feet, to a point on the North line thereof; thence South 87 degrees 40' 39" West, along the North line of the Northeast 1/4 of the Northeast 1/4 of said Section 19, a distance of 35 feet to the point of beginning, all subject to that part thereof dedicated for street purposes.




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






                                    EXHIBIT B

                             Permitted Encumbrances

1. General and special taxes and assessments for 1994 and subsequent years, not yet due and payable.

2. Controlled access as defined by document filed in Book of Misc. 169, at page 193.

3.    Right-of-way filed October 24, 1983, in Volume 1928, at page 215.

4.    Storm Sewer  Easement  filed  November 29, 1988, in Volume 2903, at page
      420.

5. Permanent Storm Water Drainage Easement filed November 30, 1988, in Volume 2904, at page 684.

6.    Cross Easement filed October 16, 1989, in Volume 3067, at page 384.

7. Cross Easement and Restrictive Covenant Agreement filed October 16, 1989, in Volume 3067, at page 392.

8.    Easement Agreement filed October 16, 1989, in Volume 3067, at page 397.

9.    Easement filed November 20, 1989, in Volume 3085, at page 651.

10.   Easement filed December 18, 1989, in Volume 3098, at page 250.

11.   Easement filed June 25, 1993, in Volume 3979, at page 817.

12.   Sidewalk Easement filed June 29, 1993, in Volume 3982, at page 940.

13. A 35 foot ingress-egress easement and utility easement along the West lot line and a 30 foot private drive easement affecting the North 15 feet of Tract B as shown on the recorded plat.



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